                                                                    EXHIBIT 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





The undersigned, the Chief Executive Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:       /s/  JAY SUGARMAN
          --------------------------------------
          Name: Jay Sugarman
          Title: Chief Executive Officer

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




The undersigned, the Chief Financial Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.





By:       /s/ CATHERINE D. RICE
          --------------------------------------
          Name: Catherine D. Rice
          Title: Chief Financial Officer